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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                      August 29, 1997 (August 21, 1997)
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                                CIBER, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                 0-23488              38-2046833
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(State or other jurisdiction    (Commission          (IRS Employer
     of incorporation)          File Number)       Identification No.)



5251 DTC Parkway, Suite 1400, Englewood, Colorado        80111
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    (Address of principal executive offices)           (Zip Code)



    Registrant's telephone number, including area code: (303) 220-0100
                                                        --------------

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                                  CIBER, Inc.
                    Information to be included in the Report

ITEM 5.     OTHER EVENTS.

     On August 21, 1997, Software Express, Inc. d/b/a Reliant Integration Services, Inc. ("Reliant") merged into CIBER, Inc. ("CIBER") in a business combination to be accounted for as a pooling of interests. CIBER issued 591,638 shares of its Common Stock and assumed all of Reliant's liabilities in exchange for all of the assets of Reliant.

ITEM 7(c).  EXHIBITS.

     1. News Release dated August 21, 1997 announcing the merger with Reliant Integration Services.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CIBER, INC.


Date: August 29, 1997                       By:   /s/  RICHARD A. MONTONI
                                               ------------------------------
                                               Richard A. Montoni
                                               Executive Vice President/
                                               Chief Financial Officer